UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 11, 2020)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of principal executive offices)
(Zip Code)

(202) 524-6851

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations

The board of directors (the “Board”) of Global Medical REIT Inc. (the “Company”) has established September 2, 2020 as the date of the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”).  This date represents a change of more than 30 days from the anniversary date of the Company’s 2019 annual meeting of stockholders held on May 29, 2019.  As a result, the deadlines for stockholders to submit proposals and nominations of directors as set forth in the Company’s definitive proxy statement for its 2019 annual meeting of stockholders are no longer effective.

Under the Company’s third amended and restated bylaws (as so amended and restated, the “Bylaws”), in order for stockholder proposals and director nominations to be presented at the 2020 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8, which is described below), the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on June 22, 2020. The notice must include all of the information required by the Bylaws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Company’s principal executive offices no later than June 22, 2020 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

All proposals and nominations must be addressed to the Secretary of the Company at 2 Bethesda Metro Center, Suite 440, Bethesda, Maryland 20814 Attn: Danica Holley, Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: June 12, 2020